UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2021

SARATOGA INVESTMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00732	20-8700615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 906-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SAR	New York Stock Exchange
6.25% Notes due 2025	SAF	New York Stock Exchange
7.25% Notes due 2025	SAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02. Termination of a Material Definitive Agreement.

On July 26, 2021, Saratoga Investment Corp. (the “Company”) provided written notice to Ladenburg Thalmann & Co. Inc. (“Ladenburg”), BB&T Capital Markets, a division of BB&T Securities, LLC (“BB&T Capital Markets”) and B. Riley FBR, Inc. (“FBR”, together with Ladenburg and BB&T Capital Markets, the “Agents”) of its election to terminate the Equity Distribution Agreement, dated March 16, 2017, by and among the Company, Saratoga Investment Advisors, LLC, a limited liability company organized under the laws of the State of Delaware, and the Agents (the “Equity Distribution Agreement”). The termination of the Equity Distribution Agreement will become effective as of the close of business on July 29, 2021.

The material terms of the Equity Distribution Agreement are summarized in the Company’s prospectus supplement on Form 497 filed on March 16, 2017, which is incorporated herein by reference. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, filed as Exhibit (h)(2) to the Company’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-2 filed on March 16, 2017, which is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SARATOGA INVESTMENT CORP.

Date: July 28, 2021	By:	/s/ Henri J. Steenkamp
	Name:	Henri J. Steenkamp
	Title:	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

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